Joint Filer Information

Name of Joint Filer:                Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  July 22, 2013

Issuer Name and Ticker Symbol:      LIN TV Corp. (NYSE: TVL)

Signature:                          HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                    By:    HM4 Partners, L.P., its general partner

                                    By:    Hicks, Muse GP Partners L.A., L.P., its general
                                           partner

                                    By:    Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                    By:    /s/ David W. Knickel
                                           ------------------------------------
                                           David W. Knickel
                                           Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                HM4 Partners, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  July 22, 2013

Issuer Name and Ticker Symbol:      LIN TV Corp. (NYSE: TVL)

Signature:                          HM4 PARTNERS, L.P.

                                    By:    Hicks, Muse GP Partners L.A., L.P., its general
                                           partner

                                    By:    Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                    By:    /s/ David W. Knickel
                                           ------------------------------------
                                           David W. Knickel
                                           Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  July 22, 2013

Issuer Name and Ticker Symbol:      LIN TV Corp. (NYSE: TVL)

Signature:                          HICKS, MUSE GP PARTNERS L.A., L.P.

                                    By:    Hicks, Muse Latin America Fund I Incorporated,
                                           its general partner

                                    By:    /s/ David W. Knickel
                                           ------------------------------------
                                           David W. Knickel
                                           Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  July 22, 2013

Issuer Name and Ticker Symbol:      LIN TV Corp. (NYSE: TVL)

Signature:                          HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                    By:    /s/ David W. Knickel
                                           ------------------------------------
                                           David W. Knickel
                                           Vice President and Chief Financial Officer